Exhibit 10.13

RightNow Technologies, Inc.

ID: 81-0503640

Notice of Grant of Stock Options	40 Enterprise Blvd.

and Option Agreement
P.O. Box 9300

Bozeman, MT 59718-9300

[Name]		Option Number:	[ ]
[Address]		Plan:	2004
[City], [State]	[Country] [Mail Code]	ID:	[ ]

Effective [Date], you have been granted a(n) Incentive [Non-Incentive] Stock Option to buy [number] shares of RightNow Technologies, Inc. (the Company) stock at [$Price] per share.

The total option price of the shares granted is [$ total option price]

Shares in each period will become fully vested on the date shown.

Shares	Vest Type	Full Vest	Expiration

[No. of Shares]	On Vest Date	[Date]	[Date]

[No. of shares vesting are listed for each vest date]

By your signature and the Company’s signature below, you and the Company agree that these options are granted under and governed by the terms and conditions of the Company’s Stock Option Plan as amended and the Option Agreement, all of which are attached and made a part of this document.

RightNow Technologies, Inc.	Date

[Name]	Date

	Date:	10/20/2004
	Time:	12:02:55PM